SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement           [ ]   Confidential, for Use of the
[ ]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                       Motorcar Parts & Accessories, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


               -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                                                               PRELIMINARY PROXY
                                                               -----------------

                       MOTORCAR PARTS & ACCESSORIES, INC.
                              2727 Maricopa Street
                           Torrance, California 90503

                                --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 1996

To the Shareholders of Motorcar Parts & Accessories, Inc.:

                  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Meeting") of Motorcar Parts & Accessories, Inc. (the "Company") will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, on Thursday, August 22, 1996 at 10:30 A.M., New York City time, to consider and act upon the following matters:

(1) The election of five directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

(2)      The  approval  of  an  amendment  to  the  Company's   Certificate   of
         Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 10,000,000 to 20,000,000;

(3)      The approval of an amendment to the Company's 1994 Stock Option Plan;

(4) The ratification and approval of the appointment of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the fiscal year ending March 31, 1997; and

(5) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

                  The close of business on July 8, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                    By Order of the Board of Directors,

                                                         GARY J. SIMON
                                                          Secretary
Torrance, California
July 12, 1996

- --------------------------------------------------------------------------------

It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

- --------------------------------------------------------------------------------

                       MOTORCAR PARTS & ACCESSORIES, INC.
                              2727 Maricopa Street
                           Torrance, California 90503

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                  This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of Motorcar Parts & Accessories, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, August 22, 1996, at 10:30 A.M., New York City time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is July 15, 1996.

                  Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

                  A Proxy may be revoked by a shareholder at any time before its exercise by filing with Gary J. Simon, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

                  The close of business on July 8, 1996 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 4,864,500 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

                  A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   Proposal 1
                              ELECTION OF DIRECTORS

                  At the Meeting, shareholders will elect five directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Messrs. Mel Marks, Richard Marks, Murray Rosenzweig, Mel Moskowitz and Selwyn Joffe (the "nominees") to serve as directors upon their nomination at the Meeting. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS:

                  The directors and executive officers of the Company, their ages and present positions with the Company, are as follows:

     NAME                 AGE                 POSITION WITH THE COMPANY
  ---------               ---                 --------------------------

Mel Marks *                68                 Chairman of the Board of Directors
                                              and Chief Executive Officer

Richard Marks+             43                 President, Chief Operating Officer
                                              and Director

Murray Rosenzweig*+        70                 Director

Mel Moskowitz*+            62                 Director

Selwyn Joffe*+             38                 Director

Steven Kratz               40                 Vice President - Operations

Thomas Stricker            42                 Vice President - Sales

Peter Bromberg             31                 Chief Financial Officer and
                                              Assistant Secretary
- -----------
*       Member of Audit Committee
+       Member of Compensation Committee

INFORMATION ABOUT DIRECTORS AND NOMINEES

                 The following is a brief summary of the background of each director and nominee:

                 MEL MARKS founded the Company in 1968. Mr. Marks has served as the Company's Chairman of the Board of Directors and Chief Executive Officer since that time. Prior to founding the Company, Mr. Marks was employed for over twenty years by Beck/Arnley-Worldparts, a division of Echlin, Inc. (one of the largest importers and distributors of parts for imported cars), where he served as Vice President. Mr. Marks is based in the Company's New York office.

                 RICHARD MARKS joined the Company in 1979. Mr. Marks has served as the Company's Vice President of Sales and, since 1987, its President and Chief Operating Officer. Since 1979 he also has served as a director of the Company. Mr. Marks is based in the Company's Los Angeles office. Mr. Marks is the son of Mel Marks.

                 MURRAY ROSENZWEIG has served as a director of the Company since February 1994. Since 1973, Mr. Rosenzweig has been the President and Chief Executive Officer of Linden Maintenance Corp., which operates one of the largest fleets of taxicabs in New York City. Mr. Rosenzweig has been a certified public accountant since 1953.

                 MEL MOSKOWITZ has served as a director of the Company since February 1994. In 1957, he founded and, until 1989, served as the President and Chief Executive Officer of Rodi Automotive, Inc., a company engaged in the automotive parts distribution business. Since that time, Mr. Moskowitz has acted as a private investor.

                 SELWYN JOFFE has served as a director of the Company since June 1994. Since September 1995, Mr. Joffe also has served as a consultant to the Company. Since 1989, Mr. Joffe has been the President and Chief Executive Officer of Wolfgang Puck Food Company, LP, which owns and operates restaurants.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

                 The following is a brief summary of the background of each executive officer of the Company who is not also a director of the Company:

                 STEVEN KRATZ has been employed by the Company since 1988. Before joining the Company, he was General Manager of GKN Products Company, a division of Beck/Arnley- Worldparts. As Vice President - Operations, Mr. Kratz heads the Company's research and development efforts and manages production, inventory planning and engineering.

                 THOMAS STRICKER has been employed by the Company in his present capacity since 1989. Prior to joining the Company, he was the National Sales Manager for Eurasian, a division of S.K.F. Bearing.

                 PETER BROMBERG, a certified public accountant, has been the Company's Chief Financial Officer since March 1994. For more than five years prior thereto, he was an accountant in the New York City firm of Kraft Haiken & Bell, certified public accountants.

                 Section 16(a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the year ended March 31, 1996, there were no late or delinquent filings except that Selwyn Joffe, Steven Kratz and Mel Moskowitz were inadvertently late in filing a report with respect to one transaction.

COMMITTEES

                 All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office. The Company has an Audit Committee of the Board of Directors. The function of the Audit Committee is to oversee the auditing procedures of the Company, receive and accept the reports of the Company's independent certified public accountants, oversee the Company's internal systems of accounting and management controls and make recommendations to the Board of Directors as to the selection and appointment of the auditors for the Company. The Audit Committee met once during fiscal 1996. The Company also has a Compensation Committee of the Board of Directors. The function of the Compensation Committee is to administer the Company's 1994 Stock Option Plan, make other relevant compensation decisions of the Company and such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee met twice during fiscal 1996.

                 The Company's Board of Directors held five meetings and took action by written consent on two occasions during fiscal 1996. Each incumbent director attended each meeting of the Board of Directors that occurred during his directorship in fiscal 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                 The members of the Compensation Committee during fiscal 1996 were Messrs. Rosenzweig and Moskowitz, non-employee directors of the Company, and Messrs. M. Marks and R. Marks, executive officers and directors of the Company. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

                 The following graph compares the cumulative return to holders of Common Stock from the date of the Company's initial public offering on March 23, 1994 to March 31, 1994 and for the two fiscal years ended March 31, 1996 with the National Association of Securities Dealers Automated Quotation Market
Index and a peer group index of five competing companies (1) for the same period. The comparison assumes $100 was invested at the close of business on March 23, 1994 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.


                                 [Insert Graph]


                TOTAL SHAREHOLDER RETURNS - DIVIDENDS REINVESTED


Fiscal Year:   March

                                                        Yearly Returns


                                               Return
                                               3/23/94*     Return       Return
Company\Index Name                             3/31/94      3/31/95      3/31/96
================================================================================
MOTORCAR PARTS & ACCESSORIES, INC.              41.67        14.71         61.54
NASDAQ                                          -6.84        11.27         35.74
PEER GROUP                                      -6.93        -2.35         15.10


                                                Indexed\Cumulative Returns


                              Base
                              Period       Return      Return         Return
Company\Index Name            3/23/94      3/31/94     3/31/95        3/31/96
================================================================================
MOTORCAR PARTS &
  ACCESSORIES, INC.            100         141.67       162.50        262.50
NASDAQ                         100          93.16       103.66        140.71
PEER GROUP                     100          93.07        90.89        104.61




Peer Group Population:
======================
ARROW AUTOMOTIVE INDUSTRIES, INC.
DANA CORPORATION
ECHLIN INC.
THE STANDARD PRODUCTS COMPANY
SUPERIOR INDUSTRIES INTERNATIONAL, INC.




*  Client provided opening IPO price of $6.00 on March 23, 1994.





- --------
(1)     The peer group  selected by the Company include the following companies:
        The Standard Products Company, Dana Corporation, Echlin Inc., Superior Industries International, Inc. and Arrow Automotive Industries, Inc.

COMPENSATION COMMITTEE REPORT

        Overview and Philosophy
        -----------------------

                 The Compensation Committee of the Board of Directors is composed of four directors, three of whom are not employees of the Company. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

                 The objectives of the Company's executive compensation program are to:

                    *    Support the achievement of desired Company performance.
                    *    Provide compensation  that  will  attract  and  retain
                          superior talent and reward performance.

                 The executive compensation program provides an overall level of compensation opportunity that is competitive within the automotive remanufacturing industry, as well as with a broader group of companies of comparable size and complexity.

        Executive Officer Compensation Program
        --------------------------------------

                 The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, non-qualified deferred compensation and long-term incentive compensation in the form of stock options and various benefits, including medical plans generally available to employees of the Company.

                 Base Salary. Base salary levels for the Company's executive officers are competitively set relative to companies in the automotive remanufacturing industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company. The Company considered each of these factors in approving the salary increases for Mel Marks as well as for certain other of the Company's executive officers.

                 Stock Option Program. The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees), consultants and to directors who are not employees of the Company.

                 Deferred Compensation. The Company contributes on behalf of each executive officer, $.50 on each dollar, up to 6% of such executive officer's annual salary and bonus, to the Company's non-qualified deferred compensation plan.

                 Benefits. The Company provides to executive officers, medical benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation did not exceed 10% of salary for fiscal 1996.

                                           Richard Marks
                                           Murray Rosenzweig
                                           Mel Moskowitz
                                           Selwyn Joffe

                                           Members of the Compensation Committee

COMPENSATION OF DIRECTORS

                 Each of the Company's non-employee directors is paid a fee of $1,000 for each meeting of the Board of Directors attended and $500 for each meeting of a Committee of the Board of Directors attended and is reimbursed reasonable out-of-pocket expenses in connection therewith.

                 The Company's 1994 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), which is administered by the Board of Directors, provides that each non-employee director of the Company will be granted thereunder ten-year options to purchase 1,500 shares of Common Stock upon his initial election as a director and are fully exercisable on the first anniversary of the date of grant. The exercise price of the option will be equal to the fair market value of the Common Stock on the date of grant. The Non-Employee Director Plan was adopted by the Board of Directors on October 1, 1994, and by the shareholders in August 1995, in order to attract, retain and provide incentive to directors who are not employees of the Company. The Board of Directors does not have authority, discretion or power to select participants who will receive options pursuant to the Non-Employee Director Plan, to set the number of shares of Common Stock to be covered by each option, to set the exercise price or period within which the options may be exercised or to alter other terms and conditions specified in such plan. To date, options to purchase 4,500 shares of Common Stock, at an exercise price of $8.125 per share, have been granted under the Non-Employee Director Plan, none of which have been exercised.

                 In addition, the Company's 1994 Stock Option Plan (the "Stock Option Plan") provides that each non-employee director of the Company receives formula grants of stock options as described below. Each person who served as a non-employee director of the Company during all or part of a fiscal year (the "Fiscal Year") of the Company, including March 31 of that Fiscal Year, will receive on the immediately following April 30 (the "Award Date"), as compensation for services rendered in that Fiscal Year, an award under the Stock Option Plan of immediately exercisable ten-year options to purchase 1,500 shares of Common Stock (a "Full Award") at an exercise price equal to the fair market value of the Common Stock on the Award Date. Each non-employee director who served during less than all of the Fiscal Year is awarded one-twelfth of a Full Award for each month or portion thereof that he or she served as a non-employee director of the Company. As formula grants under the Stock Option Plan, the foregoing grants of options to directors are not subject to the determinations of the Board of Directors or the Compensation Committee.

                 In September 1995, the Company entered into a three-year consulting agreement with Selwyn Joffe, a director of the Company, pursuant to which Mr. Joffe is to provide certain financial advisory and consulting services to the Company. The agreement provides that Mr. Joffe receive, as compensation for his services thereunder, a one-time grant of immediately-exercisable options under the Stock Option Plan to purchase 15,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on that date. Accordingly, in September 1995, Mr. Joffe was granted options to purchase 15,000 shares of Common Stock at an exercise price of $13.125 per share.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


                 The following table sets forth, as of June 6, 1996, certain information as to the Common Stock ownership of each of the Company's directors and nominees for director, each of the officers included in the Summary Compensation Table below, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock.



                                                     Amount and
                                                     Nature of
Name and Address                                     Beneficial         Percent
of Beneficial Shareholder                            Ownership(1)       of Class
- -------------------------                            ------------       --------
Mel Marks                                              698,511            14.5%
        c/o Motorcar Parts & Accessories, Inc.
        2727 Maricopa Street
        Torrance, CA 90503
Richard Marks                                          484,782(2)         10.1%
        c/o Motorcar Parts & Accessories, Inc.
        2727 Maricopa Street
        Torrance, CA 90503
Gary J. Simon, Esq.(3)                                 262,714             5.4%
        c/o Parker Chapin Flattau & Klimpl, LLP
        1211 Avenue of the Americas
        New York, NY 10036
Steven Kratz                                            45,000(4)          (8)
        c/o Motorcar Parts & Accessories, Inc.
        2727 Maricopa Street
        Torrance,  CA  90503
Peter Bromberg                                          20,000(4)          (8)
        c/o Motorcar Parts & Accessories, Inc.
        2727 Maricopa Street
        Torrance,  CA  90503
Thomas Stricker                                         15,000(4)          (8)
        c/o Motorcar Parts & Accessories, Inc.
        2727 Maricopa Street
        Torrance,  CA  90503

                                                   Amount and
                                                   Nature of
Name and Address                                   Beneficial           Percent
of Beneficial Shareholder                          Ownership(1)         of Class
- -------------------------                         ------------          --------
Murray Rosenzweig                                   12,500(5)              (8)
        34 Knolls Drive
        Manhasset Hills, NY  11042
Mel Moskowitz                                        6,500(5)              (8)
        6963 Queen Ferry Circle
        Boca Raton, FL  33496
Selwyn Joffe                                        20,150(6)              (8)
        c/o Wolfgang Puck Food Company
        1333 2nd Street
        Santa Monica, CA  90401
Directors and executive                          1,302,443(7)             26.2%
        officers as a group
        (8 persons)
- ------------------
(1) The listed shareholders, unless otherwise indicated in the footnotes below, have direct ownership over the amount of shares indicated in the table.

(2) Includes 142,857 shares held by The Richard Marks Trust, of which Richard Marks is a Trustee and a beneficiary, 3,500 shares held by Mr. Marks' wife and 6,300 shares held by his son.

(3) Gary J. Simon, by virtue of his shared voting and dispositive power as a Trustee over the shares held by both The Richard Marks Trust and The Debra Schwartz Trust, may be deemed the beneficial owner of a total of 260,714 shares, representing the aggregate share holdings of the trusts.

(4) Represents shares issuable upon exercise of currently exercisable options granted under the Stock Option Plan.

(5) Includes 3,000 shares issuable upon exercise of currently exercisable options granted under the Stock Option Plan and 1,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

(6) Includes 17,750 shares issuable upon exercise of currently exercisable options granted under the Stock Option Plan and 1,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

(7) Includes 103,750 shares issuable upon exercise of currently exercisable options granted under the Stock Option Plan and 4,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

(8)      Less than 1%.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                  The following table sets forth information concerning the annual compensation of the Company's chief executive officer and other most highly compensated executive officers, whose salary and bonus exceeded $100,000 for the 1996 fiscal year, for services in all capacities to the Company during the Company's 1996, 1995 and 1994 fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                                                   Long Term
                                                                          Annual Compensation                      Compensation
                                                             -------------------------------------------------     ------------
                                                                                                Other Annual       Shares Underlying
Name and Principal Position                    Year           Salary             Bonus          Compensation(1)    Options
- ------------------------------------           ----          --------          --------         ---------------    -----------------
Mel Marks                                      1996          $252,000          $175,000              --                --
 Chairman of the Board and                     1995          $252,969          $ 50,000              --                --
 Chief Executive Officer                       1994          $250,000              --                --                --

Richard Marks                                  1996          $252,145          $175,000          $  9,060              --
   President and Chief                         1995          $252,969          $ 50,000              --                --
   Operating Officer                           1994          $250,000              --                --                --

Steven Kratz                                   1996          $152,395          $ 75,000          $  4,569            35,000
   Vice President -                            1995          $128,442          $ 10,000              --                --
   Operations                                  1994          $105,031              --                --              65,000

Peter Bromberg                                 1996          $100,057          $ 40,000          $  3,180             5,000
   Chief Financial Officer                     1995          $ 85,000              --                --                --
   and Assistant Secretary                     1994              --                --                --              20,000

Thomas Stricker                                1996          $100,087          $ 40,000          $  3,150              --
   Vice President -                            1995          $122,268              --                --              25,000
    Sales                                      1994          $117,173              --                --                --


- -------------------------
(1) Represents amounts subject to the Company's non-qualified deferred compensation plan contributed on the executive employee's behalf by the Company.

                        Option Grants in Last Fiscal Year


                                                                                                   Potential Realizable
                                                                                                   Value at Assumed
                                                                                                   Annual Rates of Stock
                    Number of           % of Total                                                 Price Appreciation for
                    Securities          Options Granted                                            Option Terms
                    Underlying          to Employees         Exercise or      Expiration           ---------------------
Name                Options Granted     in Fiscal 1996       Base Price       Date                    5%($)        10%($)
- ----                ---------------     -------------------  --------------   ------------------      -----        ------
Steven Kratz           35,000(1)              31.96          $13.125/share    August 31, 2005       $288,925      $730,275
Peter Bromberg         5,000(2)                4.57          $13.125/share    August 31, 2005       $ 41,275      $104,325

- ---------------
(1)      The options are exercisable as follows:   15,000 shares on September 1,
         1997 and 20,000 shares on September 1, 1998.
(2)      The options are immediately exercisable.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES



                                                           Number of Securities          Value of Unexercised
                                                           Underlying Unexercised        in-the-Money Options
                     Shares Acquired        Value          Options at Fiscal Year End    at Fiscal Year End
Name                 on Exercise (#)        Realized ($)   Exercisable/Unexercisable     Exercisable/Unexercisable(1)
- ----                 -------------------    ------------   ---------------------------   ----------------------------
Steven Kratz               10,000            $85,000            55,000/35,000                  $536,250/$91,875
Thomas Stricker            3,750             $23,750            21,250/0                       $162,031/$0
Peter Bromberg             0                 $0                 25,000/0                       $208,125/$0

- ---------------
(1) Based on the closing bid price per share of $15.75 on the last day of fiscal 1996.

                  The Company has obtained individual term life insurance policies covering each of Mel Marks, Richard Marks and Steven Kratz in the amount of $1,400,000, $1,650,000 and $1,000,000, respectively. The Company is the sole beneficiary under these policies. The Company has obtained directors and officers liability insurance in the amount of $10,000,000. The annual premium for this insurance is $108,900.

                  The Company has agreed to fund on a split dollar basis approximately $6,000,000 of survivorship life insurance on the joint lives of Mel Marks and his wife. The aggregate annual premiums are expected to be approximately $52,000. Under the agreements the Company will be reimbursed for its premium costs either by insurance proceeds upon the death of the insureds or out of the cash surrender value or otherwise upon termination of the arrangement.

EMPLOYMENT AGREEMENTS

                  The Company has entered into an employment agreement with Mel Marks pursuant to which he is employed full-time as the Company's Chairman of the Board and Chief Executive Officer. The agreement expires in September 1999 and provides for an annual base salary of $300,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Marks. In addition to his cash compensation, Mr. Marks receives an automobile allowance and other benefits, including those generally provided to other employees of the Company. The agreement further provides for a severance payment of one year's salary upon termination of employment under certain circumstances. In addition, in the event of the termination of employment (including termination by Mr. Marks for "good reason") within two years after a "change in control" of the Company, Mr. Marks will (except if termination is for cause) be entitled to receive a lump sum payment equal in amount to the sum of (i) Mr. Marks' base salary and average three-year bonus through the termination date and
(ii) three times the sum of such salary and bonus. In addition, the Company must in such circumstances continue Mr. Marks' then current employee benefits for the remainder of the term of the employment agreement. In no case, however, may Mr. Marks receive any payment or benefit in connection with a change in control in excess of 2.99 times his "base amount" (as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")).

                  The Company has entered into an employment agreement with Mr. Richard Marks pursuant to which he is employed full-time as the Company's President and Chief Operating Officer. The agreement expires in September 2000 and provides for an annual base salary of $300,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Marks. In addition to his cash compensation, Mr. Marks receives an automobile allowance and other benefits, including those generally provided to other employees of the Company. The agreement further provides for a severance payment of one year's salary upon termination of employment under certain circumstances. In addition, in the event of the termination of employment (including termination by Mr. Marks for "good reason") within two years after a "change in control" of the Company, Mr. Marks will (except if termination is for cause) be entitled to receive a lump-sum payment equal in amount to the sum of (i) Mr. Marks' base salary and average three-year bonus through the termination date and
(ii) three times the sum of such salary and bonus. In addition, the Company must in such circumstances continue Mr. Marks' then current employee benefits for the remainder of the term of the employment agreement. In no case, however, may Mr. Marks receive any payment or benefit in connection with a change in control in excess of 2.99 times his "base amount" (as that term is defined in Section 280G of the Code).

                  The Company has entered into an employment agreement with Mr. Steven Kratz pursuant to which he is employed full-time as the Company's Vice President - Operations. The agreement expires in September 1999 and provides for an annual base salary of $175,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Kratz. In addition to his cash compensation, Mr. Kratz has exclusive use of a Company-owned automobile and he receives additional benefits, including those that are generally provided to other employees of the Company. Pursuant to the agreement, Mr. Kratz also has been granted options under the Stock Option Plan to purchase 65,000 shares of Common Stock at an exercise price of $6.00 per share, 20,000 of which have been exercised and the remainder of which are fully vested.

                  The Company has entered into an employment agreement with Mr. Peter Bromberg pursuant to which he is employed full-time as the Company's Chief Financial Officer. The agreement expires in September 1998 and provides for an annual base salary of $120,000. In addition to his cash compensation, Mr. Bromberg receives an automobile allowance and additional benefits, including those that are generally provided to other employees of the Company. Pursuant to the agreement, Mr. Bromberg also has been granted options under the Stock Option Plan to purchase 20,000 shares of Common Stock at an exercise price of $6.00 per share, 5,000 of which have been exercised and the remainder of which are fully vested.

                  In conformity with the Company's policy, all of its directors and officers execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without prior approval of the Company. The Company's employment agreements with Messrs. Marks and Bromberg also contain non-competition provisions that preclude each employee from competing with the Company for a period of two years from the date of termination of his employment. The Company's employment agreement with Mr. Kratz contains a non-competition provision which precludes him from competing with the Company for a period of one year from the date of termination of his employment. Public policy limitations and the difficulty of obtaining injunctive relief may impair the Company's ability to enforce the non-competition and nondisclosure covenants made by its employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


                  The Company conducts business with an affiliated entity, MVR Products Pte Limited ("MVR"), which is 70%-owned by Mel and Richard Marks and 30%-owned by Vincent Quek, a resident of Singapore who is not an affiliate of the Company. MVR operates a shipping warehouse and testing facility in Singapore and does business with Unijoh Sdn, Bhd ("Unijoh"), which is an affiliated entity 70%-owned by Messrs. Marks and 30%-owned by Mr. Quek. Unijoh conducts remanufacturing operations similar to those conducted by the Company at its remanufacturing facility. Prior to the current fiscal year, MVR had conducted similar operations. The Company believes that its costs in purchasing remanufactured products from Unijoh are lower than costs that would be incurred by remanufacturing those products at the Company's facility or in purchasing them in independent arms-length transactions. All of the alternators and starters processed by Unijoh are produced for the Company on a contract remanufacturing basis. The Company provides Unijoh with raw materials and Unijoh conducts the same remanufacturing operations as are conducted at the Company's remanufacturing facility, with similar quality control standards and other internal controls. During fiscal 1996 and 1995, the Company incurred costs of approximately $1,432,000 and $1,349,000, respectively, to its foreign affiliates.

                                   Proposal 2
            APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
              INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK


                  On April 18, 1996, the Board of Directors unanimously adopted a resolution approving a proposal to amend Article Fourth of the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting.

PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

                  The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000. The additional 10,000,000 shares will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each share of Common Stock entitles the holder to one vote. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

                  Reference is made to the proposed amendment to Article Fourth of the Company's Certificate of Incorporation which is set forth under the heading "Proposed New Article Fourth to the Company's Certificate of Incorporation" in Exhibit A to this Proxy Statement.

                  The Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its shareholders. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the shareholders (except as may be required by law or by any stock exchange on which the Company's securities may then be listed), for corporate purposes which the Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans.

                  The authority possessed by the Board of Directors to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

                  If the proposed amendment is adopted, there would be 14,608,000 authorized shares of Common Stock that are not outstanding or reserved for issuance. As of the Record Date, the Company had 4,864,500 shares of Common Stock issued and 528,000 shares of Common Stock reserved for future issuance upon the exercise of certain warrants and options.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   Proposal 3
        APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

                  The Company's 1994 Stock Option Plan (the "Stock Option Plan") was adopted by the Company's Board of Directors and approved by the Company's shareholders in January 1994 and amended by the shareholders in September 1994 to increase the number of shares available under the Stock Option Plan to 450,000 and to annually award to non-employee directors options to purchase up to 1,500 shares of Common Stock. On April 18, 1996, the Company's Board of Directors approved an amendment to the Stock Option Plan and directed that the amendment be submitted to the Company's shareholders for approval at the Meeting. The amendment provides for an increase by 270,000, from 450,000 to 720,000, in the number of shares of Common Stock for which options may be granted under the Stock Option Plan. The Board of Directors adopted the amendment upon evaluating the Company's existing compensation programs and the Company's long-range goals and expansion plans.

                  The Board concluded that the increase in the number of shares of Common Stock covered by the Stock Option Plan was necessary for the Company to continue to attract, motivate and retain qualified employees and directors.

                  Subject to shareholder approval of the amendment to the Stock Option Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the Stock Option Plan to each of the persons indicated:

                             1994 Stock Option Plan
                             ----------------------

         Name and Position             Dollar Value        Number of Options (1)
         -----------------             ------------        ---------------------

Mel Marks (CEO)                             $0                     0
Richard Marks (President and COO)           $0                     0
Steven Kratz (VP-Operations)                $0                     0
Thomas Stricker (VP-Sales)                  $0                     0
Peter Bromberg (CFO)                        $0                     0
Executive Group                             $0                     0
Non-Executive Director Group                $0                     0
Non-Executive Officer Employee Group        $0                     0

- ----------------

(1)      No grants of options under the Stock Option Plan have been determined.

THE 1994 STOCK OPTION PLAN

         The following is a discussion of certain terms of the Stock Option Plan, as amended:

         Types of Grants and Eligibility
         -------------------------------

         The Stock Option Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The Stock Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs").

         Shares Subject to the Stock Option Plan
         ---------------------------------------

         The aggregate number of shares of Common Stock for which options may be granted under the Stock Option Plan may not exceed 720,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the Stock Option Plan.

         Administration of the Stock Option Plan
         ---------------------------------------

         The Stock Option Plan is administered by a committee of the Board of Directors (the "Committee") consisting of not less than three directors, each of whom is a "disinterested person" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission. In addition, in order to comply with Section 162(m) of the Code, the Stock Option Plan must be administered by a committee consisting solely of at least two "outside directors" (within the meaning of such section).

         Subject to the express provisions of the Stock Option Plan, the Committee has the authority, in its sole discretion, with respect to options other than Director Options (as defined below) to determine, among other things: the key employees and consultants who are to receive options; the times when they may receive options; whether an option granted to an employee is to be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments are to be cumulative; the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; and whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract. With respect to all options, the Committee has such discretion to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan; and to make all other determinations necessary or advisable for administering the Stock Option Plan.

         Director Options
         ----------------

         On each April 30 during the term of the Stock Option Plan, each person who is a non-employee director of the Company ("Outside Director") on the immediately preceding March 31 will be granted an option ("Director Options") to purchase 125 shares of Common Stock for each month or portion thereof during the 12-month period ended on such March 31 that such person served as an Outside Director. In the event the remaining shares available for grant under the Stock Option Plan are not sufficient to grant the Director Options to each such Outside Director in any year, the number of shares subject to the Director Options for such year is to be reduced proportionately. The Committee does not have any discretion with respect to the selection of Directors to receive Director Options or the amount, the price or the timing with respect thereto. Outside Directors are not permitted to receive any other options under the Stock Option Plan.

         Exercise Price
         --------------

         The exercise price of the shares of Common Stock under each option other than Director Options is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Director Option is equal to the fair market value of the Common Stock subject to the option on the date of grant.

         Term
         ----
         The term of each employee or consultant option granted pursuant to the Stock Option Plan is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Stock Option Plan is to be for a period not exceeding 10 years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant. Each Director Option is to be exercisable for a term of 10 years commencing on the date of grant.

         Exercise
         --------

         An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made
(a) in cash or by certified check, or (b) in the case of an option other than a Director Option, if the applicable stock option contract at the time of grant so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

         The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

         Termination of Relationship
         ---------------------------

         Any employee holder of an option whose employment with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the Stock Option Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

         The termination of an optionee's relationship as a consultant of the Company or of a subsidiary of the Company will not affect the option except as may otherwise be provided in the applicable stock option contract. A Director Option may be exercised at any time during its 10 year term. The Director Option will not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant of the Company or any of its subsidiaries.

         Death or Disability
         -------------------

         If an optionee dies (a) while he is employed by the Company, its parent or any of its subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of his employment by reason of disability, an employee's option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         The death or disability of a consultant optionee to whom an option has been granted under the Stock Option Plan will not effect the option, except as may otherwise be provided in the applicable stock option contract. The term of a Director Option will not be affected by the death or disability of the optionee. In such case, the option my be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

         Adjustments Upon Changes in Common Stock
         ----------------------------------------

         Notwithstanding any other provisions of the Stock Option Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Stock Option Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options will terminate, unless other provision is made therefor in the transaction.

         Amendments and Termination of the Stock Option Plan
         ---------------------------------------------------

         No option may be granted under the Stock Option Plan after January 27, 2004. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the Securities and Exchange Commission, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent shareholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the Stock Option Plan, (b) materially increase the benefits to participants under the Stock Option Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the Stock Option Plan.

         Non-Transferability of Options
         ------------------------------

         No option granted under the Stock Option Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

         Withholding Taxes
         -----------------

         The Company may withhold cash and/or shares of Common Stock to be issued having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company may not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

         Federal Income Tax Treatment
         ----------------------------

         The following is a general summary of the Federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover special rules relating to, among other things, the exercise of an option with previously acquired shares nor state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         Generally, a holder does not recognize taxable income for Federal income tax purposes upon the grant of an ISO or NQSO.

         In the case of an ISO, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period (a "disqualifying disposition"), a portion of his or her gain equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (but not more than the gain realized on the disposition) will be treated as ordinary income and the Company will generally be entitled to a deduction for such amount. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss. Long-term capital gain is generally taxed at a more favorable rate than ordinary income. Proposed legislation would make such treatment even more favorable. There can be no assurance, however, that such proposed legislation will be enacted.

         Upon the exercise of a NQSO, the holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the NQSO; the holder's basis in the shares acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized; and the Company is generally entitled to a deduction for the amount of ordinary income recognized by the holder. If the optionee later sells the shares acquired pursuant to the NQSO, he or she will recognize long-term or short-term capital gain or loss depending upon the optionee's holding period for the stock.

         In addition to the Federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares on the date of exercise over the exercise price therefor is an increase to his or her alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   Proposal 4
                           RATIFICATION OF APPOINTMENT
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS


                  The Board of Directors believes it is appropriate to submit for approval by its shareholders its appointment of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the fiscal year ending March 31, 1997.

                  Representatives of Richard A. Eisner & Company, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                               VOTING REQUIREMENTS

                  Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the amendment to the Certificate of Incorporation (Proposal 2). The affirmative vote of the majority of votes cast at the Meeting will be required to approve the amendment to the Company's 1994 Stock Option Plan (Proposal 3) and to ratify the appointment of Richard A. Eisner & Company as independent certified accountants and auditors of the Company for the fiscal year ending March 31, 1997 (Proposal
4). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter.

                  The Board of Directors has unanimously recommended a vote in favor of each Nominee named in the Proxy and FOR Proposals 2, 3 and 4.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

                  Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company not later than March 15, 1997 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

                  Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

                  All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                   By Order of the Board of Directors,

                                         GARY J. SIMON
                                          Secretary

July 12, 1996

                                                                   Exhibit A

                       PROPOSED NEW ARTICLE FOURTH TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

                (Changes from current Article Fourth are shaded)


                  "FOURTH: The aggregate number of shares which the Corporation is authorized to issue is 25,000,000 shares, consisting of 20,000,000 shares of
                          ----------                        ----------
Common Stock of the par value of $.01 per share and 5,000,000 shares of Preferred Stock of the par value of $.01 per share.

                  The relative rights, preferences and limitations of the shares of each class of capital stock are as follows:

                  (a)      COMMON STOCK.

                           (1)  Subject  to the  rights of  any  other  class or
series of stock, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                           (2)  Subject to  such  rights of  any other  class or
series of securities as may be granted from time to time, the holders of shares of Common Stock shall be entitled to receive all the assets of the Corporation available for distribution to shareholders in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, ratably, in proportion to the number of shares of Common Stock held by them. Neither the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation nor the sale, lease, exchange or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all the assets of the Corporation shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation.

                           (3)  Common Stock shall not be subject to redemption.

                           (4)  Subject to such voting rights of any other class
or series of securities as may be granted from time to time pursuant to this Certificate of Incorporation, any amendment thereto, or the provisions of the laws of the State of New York governing business corporations, voting rights shall be vested exclusively in the holders of Common Stock. Each holder of Common Stock shall have one vote in respect of each share of such stock held.

                  (b) PREFERRED STOCK. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the Preferred Stock in series, and by filing a certificate pursuant to the New York Business Corporation Law, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                          (1)  the number of shares constituting that series and
the distinctive designation of that series;

                          (2) whether the holders of shares of that series shall
be entitled to receive dividends and, if so, the rates of such dividends, conditions under which and times such dividends may be declared or paid, any preference of any such dividends to, and the relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or non-cumulative and, if cumulative, from which date or dates;

                           (3) whether the holders of shares of that series have
voting rights in addition to the voting rights provided by law and, if so, the terms and conditions of exercise of such voting rights;

                          (4) whether shares of that series shall be convertible
into or exchangeable for shares of any other class, or any series of the same or any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, the price or prices of or the rate or rates at which shares of such series shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

                           (5)  whether  the  shares  of  that  series  shall be
redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                           (6)  whether  the  shares  of that series  shall  be
subject to the operation of a retirement or sinking fund and, if so subject, the extent and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                           (7)  the rights of the shares of that series in the
event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and any presence of any such rights to, and the relation to, the rights in respect thereto of any class or classes of stock or any other series of the same class; and

                           (8)  any  other  relative  rights,  preferences  and
limitations of that series; provided, however, that if the stated dividends and amounts payable on liquidation with respect to shares of any series of the Preferred Stock are not paid in full, the shares of all series of the

Preferred Stocks shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets (other than by way of dividends) in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                                   PROXY CARD


PROXY                                                                     PROXY
- -----                                                                     -----

                       MOTORCAR PARTS & ACCESSORIES, INC.
                 (Solicited on behalf of the Board of Directors)


                  The undersigned holder of Common Stock of MOTORCAR PARTS & ACCESSORIES, INC., revoking all proxies heretofore given, hereby constitute and appoint Mel Marks and Richard Marks and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1996 Annual Meeting of Shareholders of MOTORCAR PARTS & ACCESSORIES, INC., to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York, on Thursday, August 22, 1996 at 10:30 A.M., New York City time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

     The Board of Directors Recommends a Vote FOR all listed nominees and FOR each of Proposals 2, 3 and 4


1.   Election of five Directors
     |_| FOR all nominees listed (except as marked to the contrary)

         Nominees:  Mel Marks, Richard Marks,  Murray Rosenzweig,
         Mel Moskowitz and Selwyn Joffe
         (Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

     |_|WITHHOLD AUTHORITY
        to vote for all listed nominees

2.   Proposal  to  approve  an  amendment  to  the  Company's   Certificate   of
     Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share, from 10,000,000 to 20,000,000.
     |_|  FOR            |_| AGAINST          |_| ABSTAIN

3.   Proposal to approve an amendment to the Company's 1994 Stock Option Plan.
     |_|  FOR            |_| AGAINST          |_| ABSTAIN

4. Proposal to ratify the Board of Director's selection of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the year ending March 31, 1997.
     |_|  FOR            |_| AGAINST          |_| ABSTAIN

5. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.
     |_|  FOR            |_| AGAINST          |_| ABSTAIN



     The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal No. 1 and FOR each of Proposals 2, 3 and 4 and in accordance with their discretion on such other matters as may properly come before the meeting.
Dated _________________________________________________________, 1996

_____________________________________________________________________

_____________________________________________________________________
                            Signature(s)
(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).

                   PLEASE MARK AND SIGN ABOVE AND
                           RETURN PROMPTLY

                             1994 STOCK OPTION PLAN

                                       of

                       MOTORCAR PARTS & ACCESSORIES, INC.

                         (as amended on April 18, 1996)



                      1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees), Outside Directors (as defined in Paragraph
19) and consultants of Motorcar Parts & Accessories, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

                     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 720,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

                      3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than three Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                    Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options (as defined in Paragraph 19) and Consultant Options (as defined in Paragraph 19): to determine the key employees and consultants who shall receive options; the times when they shall receive options; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitations, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; and, with respect to Employee Options, Consultant Options and Director Options (as defined in Paragraph 19): to construe the respective Contracts and the Plan; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

                      4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant Employee Options from time to time, to key employees (including officers and directors who are key employees) and
Consultant Options to consultants of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any employee in any fiscal year of the Company under the Plan (the "162(m) Maximum") may not exceed 100,000; and further, provided, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The
$100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

                     Beginning on April 30, 1995 and on each April 30 thereafter during the term of the Plan, each person who is an Outside Director on the immediately preceding March 31 shall be granted an option to purchase 125 shares of Common Stock for each month or portion thereof during the 12-month period ended on such March 31 that such person served as an Outside Director. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Director Options to each such Outside Director in any year, the number of shares subject to the Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of Directors to receive Director Options or the amount, the price or the timing with respect thereto. An Outside Director shall not be entitled to receive any option under the Plan, other than a Director Option.

                      5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Director Option shall be equal to the fair market value of the Common Stock subject to the option on the date of grant.

                     The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

                      6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Each Director Option shall be exercisable for a term of 10 years commencing on the date of grant.

                      7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 2727 Maricopa Street, Torrence, California, Attn: Chairman of the Board), stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the Contract at the time of grant so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

                     The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                     A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

                      8. TERMINATION OF RELATIONSHIP. Any holder of an Employee Option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

                      For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for purposes of the Plan, an optionee's employment with a Subsidiary or Parent of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary or Parent of the Company.

                   The termination of an optionee's relationship as a consultant of the Company or of a Subsidiary of the Company shall not affect the option except as may otherwise be provided in the Contract. A Director Option may be exercised at any time during its 10 year term. The Director Option shall not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant of the Company or any of its subsidiaries.

                     Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a consultant or director of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

                      9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or
(c) within one year following the termination of his employment by reason of Disability, an Employee Option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                      Any optionee whose employment has terminated by reason of Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                     The death or Disability of an optionee to whom a Consultant Option has been granted under the Plan shall not affect the option, except as may otherwise be provided in the Contract. The term of a Director Option shall not be affected by the death or Disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

                      10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or
(b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

                       The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (a) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                      In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                      11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

                       12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, spin-off, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, the number and kind of shares subject to future grants of Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

                      In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

                      13.     AMENDMENTS AND TERMINATION OF THE PLAN.  The Plan
was adopted by the Board of Directors on January 28, 1994 and amended by the Board of Directors on July 26, 1994 and April 18, 1996. No option may be granted under the Plan after January 27, 2004. The Board of Directors, without further approval of the Company's share holders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISO granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act,
Section 162(m) of the Code and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. Notwithstanding the foregoing, the provisions regarding the selection of Directors for participation in, and the amount, the price or the timing of, Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                      14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

                      15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

                      Notwithstanding anything in the Plan or in any Contract to the contrary, the Company may not withhold shares of Common Stock to satisfy the tax withholding consequences of the exercise of an option by a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act (as it constitutes a deemed exercise of a stock appreciation right ("SAR") under Rule 16b-3 under the Exchange Act), unless (a) the Company has filed all periodic reports and statements required to be filed by it pursuant to Section 13(a) of the Exchange Act for at least one year prior to the date of such exercise, (b) the Company on a regular basis releases for publication quarterly and annual summary statements of sales and earnings in the manner contemplated in the rules promulgated under Section 16 of the Exchange Act, (c) except when the date of exercise of such SAR is automatic or fixed in advance under the Plan and is outside the control of the holder, the election by the holder to receive cash in full or partial settlement of the SAR, as well as the exercise of the SAR for cash, is made during the period beginning on the third business day following the date of release of the summary statements referred to in clause
(b) and ending on the 12th business day following such date, and (d) the option has been held for at least six months from the date of grant to the date of cash settlement.

                      16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

                      The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                      17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors may determine.

                      18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                      19.     DEFINITIONS.

                              (a)      Subsidiary.  The term  "Subsidiary" shall
have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                              (b)      Parent.  The term "Parent" shall have the
same definition as "parent corporation" in Section 424(e) of the Code.

                              (c)       Constituent  Corporation.   The  term
"Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                              (d)      Disability.  The term  "Disability" shall
mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                              (e)      Outside  Director.   The  term  "Outside
Director" shall mean an individual who, on the date of grant of a NQSO hereunder, is a director of the Company but is not a common law employee of the Company or of any of its Subsidiaries or its Parent.

                               (f)      Employee Option.   The  term  "Employee
Option" shall mean an option granted pursuant to the Plan to an individual who, on the date of grant, is a key employee of the Company or a Subsidiary of the Company.

                              (g)      Consultant Option.   The term "Consultant
Option" shall mean a NQSO granted pursuant to the Plan to a person who, on the date of grant, is a consultant to the Company or a Subsidiary of the Company and who is not an employee of the Company or any of its Subsidiaries on such date.

                              (h)    Director Option. The term "Director Option"
shall mean a NQSO granted pursuant to the Plan to a director of the Company who, on the date of grant, is not an employee or consultant of the Company or a Subsidiary of the Company.

                      20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

                      21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

                      22. SHAREHOLDER APPROVAL. The amendment to the Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's shareholders at which a majority of the outstanding voting shares are present, in person or by proxy, and voting on the Plan. No options granted pursuant to the amendment may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the amendment to the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amendment to the Plan is not approved by a vote of the shareholders of the Company on or before April 17, 1997, the amendment and any options granted thereunder shall terminate, but the Plan as in effect prior to the amendment and all options granted thereunder shall remain in full force and effect.